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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 17, 2006




                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-17017                 74-2487834
 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


                      One Dell Way, Round Rock, Texas 78682
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02 Results of Operations and Financial Condition.

     On August 17, 2006, Dell Inc. issued a press release announcing its financial results for its fiscal quarter ended August 4, 2006. A copy of the press release is included as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The paragraph in the following exhibit entitled "Informal Investigation" is filed, and the remainder of the exhibit is furnished as part of this report.

    Exhibit 99.1 -- Press Release issued by Dell Inc., dated August 17, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DELL INC.


Date:  August 17, 2006              By:  /s/ Joan S. Hooper
                                         --------------------------------------
                                         Joan S. Hooper
                                         Vice President, Corporate Finance and
                                         Chief Accounting Officer


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                                 EXHIBIT INDEX

Exhibit
  No.                                 Description of Exhibit
  ---                                 ----------------------

 99.1       --        Press Release issued by Dell Inc., dated August 17, 2006.